                                                                   EXHIBIT 10.11

Outside Directors
(New) 4/30/99

                             EMS TECHNOLOGIES, INC.

                            1997 STOCK INCENTIVE PLAN
                             STOCK OPTION AGREEMENT

      THIS STOCK OPTION AGREEMENT, entered into as of the __th day of ______, ____ (the 'Date of Grant'), by and between EMS TECHNOLOGIES, INC., a Georgia corporation (hereinafter referred to as the 'Corporation'), and ________________(hereinafter referred to as the "Director").

                      W I T N E S S E T H

      WHEREAS, the Board of Directors (the 'Board') of the Corporation has adopted a stock incentive plan for the directors, officers and employees of the Corporation or its subsidiary corporations, which Plan is known as the 'EMS Technologies, Inc. 1997 Stock Incentive Plan' (hereinafter referred to as the 'Plan');

      WHEREAS, on the Date of Grant the Director was elected to serve as a member of the Board for the forthcoming year; and

      WHEREAS, the Plan provides for the automatic grant to the Director, in the circumstances of such election, of a stock option to purchase shares of the Corporation's common stock as hereinafter set forth, and the Corporation and the Director desire to enter into a written agreement with respect to such option in accordance with the Plan.

      NOW, THEREFORE, as an incentive and to encourage stock ownership, and in consideration of the mutual covenants contained herein, the parties hereto agree as follows:

      1. Incorporation of Plan. This option is granted pursuant to the provisions of the Plan and the terms and definitions of the Plan, as it may be amended from time to time, are incorporated by reference into this Stock Option Agreement and made a part hereof. A copy of the Plan has been delivered to, and receipt is hereby acknowledged by, the Director.

      2. Grant of Option. Subject to the terms, restrictions, limitations and conditions stated herein, the Corporation hereby evidences its grant to the Director of the right and option (hereinafter referred to as the 'Option'), which is not an ISO, to purchase all or any part of an aggregate of Fifteen Thousand (15,000) shares of the Corporation's $.10 par value common stock (the 'Common Stock') beginning as follows:

First Date                      Number of
Exercisable                      Shares
_____________                   3,000
_____________                   3,000
_____________                   3,000
_____________                   3,000
_____________                   3,000

      This Option shall expire and is not exercisable after 5:00 p.m., Atlanta time, on ____________ (the 'Expiration Date').

      Notwithstanding the beginning date for exercise set forth in the second preceding paragraph, but subject to the provisions of the preceding paragraph with respect to expiration of this Option, this Option may be exercised as to all or any portion of the full number of shares subject thereto if: (a) a tender offer or exchange offer has been made for shares of the Common Stock, other than one made by the Corporation, provided that the corporation, person or other entity making such offer purchases or otherwise acquires shares of Common Stock pursuant to such offer; or (b) any person or group (as such terms are defined in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the 'Act')), becomes the holder of 50% or more of the outstanding shares of Common Stock. If either of the events specified in this paragraph has occurred, the Option shall be fully exercisable: (x) in the event of (a) above, during the period commencing on the date the tender offer or exchange offer is commenced and ending on the date such offer expires and is not extended; or (y) in the event of (b) above, during the 30-day period commencing on the date upon which the Corporation is provided a copy of a Schedule 13D or amendment thereto, filed pursuant to Section 13(d) of the Act and the rules and regulations promulgated thereunder, indicating that any person or group has become the holder of 50% or more of the outstanding shares of Common Stock. In the case of (a) above, if the Corporation, person or other entity making the offer does not purchase or otherwise acquire shares of Common Stock pursuant to such offer, then the Director's right under this paragraph to exercise this Option shall terminate, the Director and the Corporation shall rescind any exercise of this Option pursuant to this paragraph, and this Option shall be reinstated as if such exercise had not occurred.

      3. Purchase Price. The price per share to be paid by the Director for the shares subject to this Option shall be __________ Dollars ($_____).

      4. Exercise Terms. Beginning on the date specified above, and prior to the expiration of this Option as provided in Section 2 hereof, the Director may exercise this Option as to all such number of shares, or as to any part thereof, at any time and from time to time during the remaining term of this Option; provided that the Director must exercise this Option for at least the lesser of 100 shares or the unexercised portion of the Option. In the event this Option is not exercised with respect to all or any part of the shares prior to its expiration, the shares with respect to which this Option was not exercised shall no longer be subject to this Option.

      5. Option Non-Transferable. This Option and all rights hereunder are neither assignable nor transferable by the Director otherwise than by will or under the laws of descent and distribution, or pursuant to a Qualified Domestic Relations Order, and during the Director's lifetime this Option is exercisable only by him (or by his guardian or legal representative, should one be appointed, or qualified transferee). More particularly (but without limiting the generality of the foregoing), this Option may not be assigned, transferred (except as aforesaid), pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Any attempted assignment, transfer, pledge, hypothecation or other disposition of this Option contrary to the provisions hereof shall be null and void and without legal effect.

      6. Notice of Exercise of Option. This Option may be exercised by the Director, or by his administrator, executor, personal representative or qualified transferee, by a written notice (in substantially the form of the "Notice of Exercise" attached hereto as Annex A) signed by the Director, or by such administrator, executor, personal representative or qualified transferee, and delivered or mailed to the Corporation at its principal office in Norcross, Georgia, to the attention of the President, Treasurer or such other officer as the Corporation may designate. Any such notice shall (a) specify the number of shares of Common Stock which the Director or such administrator, executor, personal representative or qualified transferee, as the case may be, then elects to purchase hereunder, and (b) be accompanied by (i) a certified or cashier's check payable to the Corporation, or personal check acceptable to the Corporation, in payment of the total price applicable to such shares as provided herein, or (ii) (subject to any restrictions referred to in Annex A) shares of Common Stock, owned by him and duly endorsed or accompanied by stock transfer powers, or in lieu thereof, the form of Attestation of Share Ownership attached as Annex B executed with respect to such number of such shares, having a Fair Market Value equal to the total purchase price applicable to the shares purchased hereunder, or (iii) such a check, and the number of such shares (or attestation with respect thereto) whose Fair Market Value when added to the amount of the check equals the total purchase price applicable to such shares purchased hereunder. Such notice shall also be accompanied by such a check or shares of Common Stock in payment of applicable withholding and employment taxes, or the person exercising this Option shall authorize (by use of Annex B or otherwise) the withholding of shares of Common Stock otherwise issuable under this Option in payment of such taxes, all as set forth on Annex A and subject to any restrictions referred to therein. Upon receipt of any such notice and accompanying payment, and subject to the terms hereof, the Corporation agrees to cause to be issued to the Director or to such administrator, executor, personal representative or qualified transferee, as the case may be, stock certificates for the number of shares specified in such notice registered in the name of the person exercising this Option.

      7. Adjustment in Option. If prior to the complete exercise of this Option, there shall be a change in the outstanding Common Stock by reason of one or more stock splits, stock dividends, combinations or exchanges of shares, recapitalizations or similar capital adjustments, then the number, kind and option price of the shares remaining subject to this Option shall be equitably adjusted in accordance with the terms of the Plan, so that the proportionate interest in the Corporation represented by the shares then subject to the Option shall be the same as before the occurrence of such event.

      8. Termination as a Director. If the Director for any reason ceases to be a member of the Board of Directors of the Corporation (such event being hereinafter referred to as a 'Termination'), then:

            (a) To the extent this Option shall have become exercisable on or prior to the date of Termination, it shall remain exercisable until the Expiration Date; and

            (b) Any portion of this Option that had not become exercisable on or prior to the date of Termination shall immediately terminate and shall not thereafter become exercisable.

      This Option does not confer upon the Director any right with respect to continuance as a member of the Board of Directors of the Corporation.

      9. Competitive Activities. This Option is subject to Section 9.2 of the Plan, which provides that if the Director provides services to a competitor of the Corporation or any of its Subsidiaries, whether as an employee, officer, director, independent contractor, consultant, agent or otherwise, such services being of a nature that can reasonably be expected to involve the skills and experience used or developed by the Director while an employee or Director of the Corporation or any such Subsidiary, then the Director's rights under this Option shall thereupon be forfeited and terminated, subject to a determination to the contrary by the Committee.

      10. Binding Agreement. This Agreement shall be binding upon the parties hereto and their representatives, successors and assigns.

      IN WITNESS WHEREOF, the Corporation has caused this Stock Option Agreement to be executed on behalf of the Corporation and the Corporation's seal to be affixed hereto and attested by the Secretary of the Corporation, and the Director has executed this Agreement under his seal, all as of the day and year first above written.

                                   EMS TECHNOLOGIES, INC.
[CORPORATE SEAL]

ATTEST                             By:
                                     ____________________________
                                         Chief Executive Officer
_________________________________
Secretary
                                   DIRECTOR:

                                   ______________________(SEAL)

                                                                         ANNEX A

                             EMS TECHNOLOGIES, INC.
                            1997 STOCK INCENTIVE PLAN

                               Notice of Exercise
                                 of Stock Option

      The undersigned hereby notifies EMS Technologies, Inc. (the 'Corporation') of his or her election to exercise an option to purchase ____________ shares of the Corporation's common stock, $.10 par value (the 'Common Stock'), pursuant to that Stock Option Agreement (the 'Agreement') between ________________________ (the "Director") and the Corporation dated ____________________ 199__. Accompanying this Notice is (1) a certified or cashier's check (or other check acceptable to the Corporation) in the amount of $_______________ payable to the Corporation and/or (2) (subject to such restrictions as may be determined to be necessary or appropriate to avoid earnings charges or other adverse consequences to the Corporation under applicable accounting or tax rules or regulations) _______________ shares of the Common Stock presently owned by the undersigned and duly endorsed or accompanied by stock transfer powers, or in lieu thereof, the form of Attestation of Share Ownership attached as Annex B to the Agreement, executed with respect to the number of such shares, having an aggregate Fair Market Value (as defined in the EMS Technologies, Inc. 1997 Stock Incentive Plan (the "Plan")) as of the date hereof of $_______________, such amounts being equal, in the aggregate, to the purchase price per share set forth in Section 3 of the Agreement multiplied by the number of shares being hereby purchased (in each instance subject to appropriate adjustment pursuant to Section 7 of the Agreement).

      Also accompanying this Notice is my check in the amount of $_______________,in payment of federal and state income withholding and employment taxes applicable to this exercise. The amount of such payment is based on advice received from appropriate officials of the Corporation responsible for the administration of its payroll and employment tax obligations. Alternatively, or in addition, and subject to such restrictions as may be determined to be necessary or appropriate to comply with Rule 16b-3 under the Securities Exchange Act of 1934, or to avoid earnings charges or other adverse consequences to the Corporation under applicable accounting or tax rules or regulations, in full or partial payment of such taxes:

            (1) I deliver herewith an additional _______________ shares of the Common Stock (or the form of Attestation of Share Ownership with respect thereto) presently owned by me, having an aggregate Fair Market Value as of the date hereof of $_______________; and/or

            (2) I hereby authorize the Corporation to withhold, from the shares of Common stock otherwise issuable to me pursuant to this exercise, _______________ such shares having an aggregate Fair Market Value at the date hereof of $ _______________.

      The sum of (i) any such check plus (ii) the Fair Market Value at the date hereof of any shares of Common Stock specified in the foregoing clauses (1) and
(2) is not less than the amount of federal and state withholding and employment taxes applicable to this exercise, and is not greater than the total of all federal and state income and employment taxes to be owed by me as a result of such exercise.

      IN WITNESS WHEREOF, the undersigned has set his or her hand and seal, this day of

                              DIRECTOR OR HIS OR HER ADMINISTRATOR,
                              EXECUTOR, PERSONAL REPRESENTATIVE OR
                              QUALIFIED TRANSFEREE

                                                                         ANNEX B

                             EMS TECHNOLOGIES, INC.

                            1997 Stock Incentive Plan
                         Attestation of Share Ownership

      Pursuant to the Notice of Exercise submitted herewith, I have elected to purchase _______________ shares of the common stock of EMS Technologies, Inc. (the 'Company'), pursuant to the Stock Option Agreement dated ____________ (the 'Option'), at an aggregate exercise price of $___________ (the 'Option Price'). I hereby attest to ownership of the shares specified below (the 'Shares') and hereby tender the Shares in payment of (i) $__________ of the Option Price, and
(ii) $___________ of withholding and related taxes due upon exercise of the Option, in each case based on their Fair Market Value on the date hereof (as determined under the Plan) of $___________ per share).

      I certify that I either (i) have held the Shares that I am tendering for at least one year after acquiring such Shares through the exercises of an Incentive Stock Option, or (ii) did not obtain such Shares through the exercise of an ISO.

      Although the Company has not required me to make actual delivery of certificates evidencing the Shares, as a result of which I (and the co-owner, if any of the Shares) will retain ownership of such Shares, I represent that I, with the consent and agreement of the co-owner (if any) of the Shares, have full power to deliver and convey such certificates to the Company, and therefore could have caused the Company to become sole owner of such Shares. The co-owner of the Shares, by signing this form, consents to these representations and the exercise of the Option by this notice.

Common Stock             Number of               Number of Shares
Certificate(s) No.       Shares Represented      Subject to this
or Brokerage Account                             Attestation

You are hereby instructed to apply towards the Option Price: (check one)

            [ ] The maximum number of whole shares necessary to pay the Option Price and specified taxes, or, if fewer, the total number of listed Shares, with any remaining amount to be paid by check accompanying the Notice of Exercise.

            [ ] ___________ of the listed Shares with the remaining amount to be paid by check accompanying the Notice of Exercise.

      In each case, the balance of the Shares for which the Option is being exercised will be issued as specified in the Notice of Exercise.

                                   Name

________________________           ______________________________________
Date                               Signature

                                   ______________________________________
                                   Co-Owner's Name (if any)

________________________           ______________________________________
Date                               Co-Owner's Signature